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                                                                    EXHIBIT 23.3

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Thornburg Mortgage, Inc. on Form S-3 of our report, dated January 20, 1999, on the December 31, 1998 financial statements included in and incorporated by reference in the Annual Report on Form 10-K of Thornburg Mortgage, Inc. for the year ended December 31, 2000

                                       McGladrey & Pullen, LLP

New York, New York
May 31, 2001